© July 24, 2024. Morningstar. All Rights Reserved. Letter from CEO Kunal Kapoor Second-Quarter Earnings 2024 Dear Morningstar shareholders, In the second quarter of 2024, revenue increased 13.3%, or 13.6% on an organic basis. Operating margins and cash flow grew significantly compared to the prior-year period. A Rebound in Credit Issuance We saw growth across our business segments in the quarter, led by Morningstar Credit. Ratings revenue increased across geographies and asset classes as issuance surged in an environment of relatively stable spreads. Morningstar Credit also continues to benefit from investments we made in 2023 to expand our analytical capabilities, including in certain parts of the asset-backed securities market, private corporate ratings, and data products. PitchBook and Morningstar Data and Analytics also fueled growth. For PitchBook, the headlines were strength in core client segments and weaker performance in smaller corporates with more limited use cases. PitchBook’s overall growth tends to align with trends in private capital, and we’ve seen headwinds there with private capital raised falling 7.2% in the 12 months ended March 2024. (Read more about these trends in PitchBook’s Global Private Market Fundraising Report.) At a time when others are waking up to the convergence of public and private markets, we are confident in our ability to keep leading in the space. We’ve got a great core product in the PitchBook Platform with ever-increasing data and content across public and private markets, including expanded private credit news, data, and analytics from our Leveraged Commentary & Data capability. In the past quarter, we added collateralized loan obligation data, business development company data, and credit amendments to the platform. As of June, we’re seeing some of our highest renewal rates with credit investors and participants. That’s a still small segment for us, but one in which we expect to keep growing. With continued strength in equity markets, both Morningstar Wealth and Morningstar Retirement grew nicely. In the case of Morningstar Wealth, we’re seeing growth driven by strategist models offered on third-party platforms and our International Wealth Platform. We’ve sharpened our focus on these areas as we embark on our strategic alliance with AssetMark, which I’ll describe in more detail below. Morningstar Sustainalytics was relatively flat compared to the prior-year quarter for both its license- and transaction-based products, although year-to- date results for second-party opinions remain strong. Regulatory use cases and demand from institutional clients in Europe were positives, offset by cancellations due to vendor consolidation and softness in parts of the asset management and wealth client segments. The teams continue to do the hard work of evolving our products to meet the client need, with second quarter updates to our flagship ESG Risk Ratings and our Low Carbon Transition Rating. We’re also focused on streamlining our corporate solutions product portfolio, specifically the licensed ratings product, contributing to softness in the quarter. Rounding out the revenue picture, Morningstar Indexes had another strong quarter, benefiting from both market gains and positive net flows. Turning to expenses, we’re sticking to our discipline in managing costs, which supported increased profitability in the quarter. Operating income increased 160.2% to $108.5 million and adjusted operating income increased 87.9% to $131.0 million, compared to the prior-year period. Operating margin increased from 8.3% to 19.0%, and adjusted operating margin increased 13.8% to 22.9%. We remain focused on driving durable growth in adjusted operating income. Our increased profitability supported higher operating and free cash flows during the quarter. We reduced outstanding debt by $50.0 million and paid a dividend of 40.5 cents per share, or $17.3 million, in the quarter. Strategic Alliance with AssetMark In June, we announced that we will enter a strategic alliance with AssetMark and sunset our U.S. TAMP, also known as a turnkey asset management program. To help frame the rationale for this transaction, I’ll start with a quick summary of our current Managed Portfolios offering, which is our flagship Investment Management product within the Morningstar Wealth segment. We serve fee-based independent advisors who hire us to manage their

Letter from CEO Kunal Kapoor Second-Quarter Earnings 2024 © July 24, 2024. Morningstar. All Rights Reserved. clients’ assets in professionally managed portfolios using mutual funds, ETFs, and individual securities. Today, advisors in the U.S. can access Morningstar Managed Portfolios via our TAMP’s web-based advisor portal as well as on third-party platforms. In addition to investment strategies, our TAMP offers advisors a variety of tools, information, and workflows such as risk questionnaires, proposal generation, digital investment account opening, and it handles back-office work such as trading, billing, and reconciliation on behalf of the advisor. In turn, advisors free up time to deepen relationships with their clients and grow their business. We receive an asset-management fee for assets in Morningstar Managed Portfolios and an additional platform fee for investors who access Managed Portfolios via our TAMP. In the transaction, AssetMark will acquire approximately $12 billion in assets on our TAMP. Once the transition is complete, advisors and clients on Morningstar’s TAMP will have access to AssetMark’s platform, which is viewed as one of the industry’s best, and Morningstar Managed Portfolios will be newly offered on the AssetMark platform. We will be working closely with our clients to make the transition and expect that the vast majority of our current clients will continue to use Morningstar Managed Portfolios. At closing, we expect to receive $65 million, subject to the value of assets being assigned. We also have the potential to receive an additional post-closing payment tied to the successful transition of clients and assets to the AssetMark platform through the first anniversary of closing, which would total roughly $35 million assuming current asset values. We’re entering this transaction for a couple of reasons. Frankly, we weren’t getting to scale quickly enough with the TAMP, which operates in a highly competitive space. A key part of our investment process is to assess whether our plans are generating the results we expected. As investment timelines stretched out and we incurred significant costs to maintain and improve the TAMP, we decided that it didn’t make sense to continue to commit resources here. Although there will be an initial revenue and margin hit in Morningstar Wealth from the lost platform fees and maintaining costs to support a successful transition, we currently expect that once completed, the transaction will have a positive run-rate impact on adjusted operating income, an important step in our plan to get Morningstar Wealth to profitable growth. We’re also excited about the expanded distribution of Morningstar Managed Portfolios to AssetMark’s advisors, most of whom don’t use our TAMP today. We believe that the best way to scale the business in the U.S. is to reach more clients with our products, leaning into the parts of the advisor workflow where we believe that Morningstar’s data and research add the most value. We’re excited about the potential for our alliance with AssetMark, and I want to thank CEO Michael Kim and his team for the spirit in which they have approached our work together. We have high hopes for a successful long-term relationship. As we sunset the TAMP, our Managed Portfolios and our International Wealth Platform will continue to represent important parts of our broader offering. We see a strong secular growth opportunity for these products as household wealth continues to grow with expanded usage of managed accounts. And, in contrast to what we were seeing in the U.S., in the U.K, our International Wealth Platform is gaining market share and is an important growth driver for Managed Portfolios. The bottom line is that we remain committed to empowering advisor workflows through these solutions, our branded software, data, research and ratings, and Morningstar Retirement’s advisor managed accounts. For more on the AssetMark transaction, please review our updated Investor FAQs, which include responses to questions we’ve received since the announcement. Leadership Transition There’s no denying that we will miss PitchBook founder John Gabbert. He was especially talented at establishing a vision and making it happen. Part of that involved building a terrific team, and he leaves behind a top-notch group who are working hard to make sure we don’t skip a beat. Rod Diefendorf, PitchBook’s Chief Operating Officer since 2016, is now at the helm after a very natural transition. Among Rod’s many skills is his ability to think about all stakeholders—internal and external—and he brings a level of vigor to the organization that is palpable. Rod is also a disciple of the “Rule of 40” if you want a sense for how he thinks about measuring financial success. Congrats to Rod on joining the Morningstar leadership team, and a big thanks to John for all he contributed. I know he is cheering the team on from the sidelines.

Letter from CEO Kunal Kapoor Second-Quarter Earnings 2024 © July 24, 2024. Morningstar. All Rights Reserved. What I'm Reading Here’s recent commentary by our researchers that I especially enjoyed: • Global Sustainable Fund Flows: Q2 2024 in Review, Hortense Bioy, July 22, 2024 • Fund Fees Are Still Declining—but at a Slower Pace, Zachary Evens, July 9, 2024 • Q2 In Review and Q3 2024 Market Outlook, Tom Lauricella, July 1, 2024 • Active ETFs: What Investors Need to Know, Bryan Armour, Daniel Sotiroff, Ryan Jackson, and Sarah Hansen, June 28, 2024 • Launch Report: Pharmatech, Kazi Helal, June 27, 2024 • Interval Funds: Are They Worth What You Give Up?, Brian Moriarty, June 24, 2024 • Launch Report: Pharma Services, Rebecca Springer, June 18, 2024 • A Closer Look at Private Credit Covenant Relief, Morningstar DBRS, June 17, 2024 • Is Vanguard Changing Course?, Daniel Sotiroff and Susan Dziubinski, June 12, 2024 • Voice of the Asset Owner Survey 2024: Qualitative Insights, Thomas Kuh, June 4, 2024 • Navigating the Client Lifecycle in Financial Advice, Danielle Labotka, Samantha Lamas, and Ryan Murphy, June 2024 • Technology Observer: Connecting Generative AI to Rapid Networking Growth: Patient Investors Should See Long-Term Opportunities, William Kerwin and Brian Colello, June 2024 • Never Mind Market Efficiency: Are the Markets Sensible?, John Rekenthaler, May 13, 2024 • Home Equity Investments—A Primer, Morningstar DBRS, April 26, 2024 You may also appreciate these recent pieces that share more about our strategy and product innovations: • Morningstar CEO Kunal Kapoor on AI, Investing, and Company Culture, Barron’s Advisor, July 16, 2024 • Conference Sponsorships Ain't Cheap, but Connections? 'Invaluable', Ignites, July 1, 2024 • Morningstar CEO Kunal Kapoor: ‘Evolve Ahead’, Morningstar, June 27, 2024 • AssetMark to Snap Up Multibillion-Dollar TAMP Business from Morningstar, InvestmentNews, June 20, 2024 • Morningstar Throws Down Gauntlet to Chant West, SuperRatings, Investment Magazine, May 29, 2024 • Futurizing Financial Data: Morningstar CTO James Rhodes Talks Architecture Modernization, Client Personalization, and the Company’s AI Chatbot ‘Mo’, “Technovation” Podcast, May 2, 2024 • 'Increased Regulation Barrier to Entrants in Advice Space', FT Adviser, May 1, 2024 Best regards, Kunal

Letter from CEO Kunal Kapoor Second-Quarter Earnings 2024 © July 24, 2024. Morningstar. All Rights Reserved. This letter contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on our current expectations about future events or future financial performance. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, and often contain words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “will,” “estimate,” “predict,” “potential,” “prospects,” or “continue.” These statements involve known and unknown risks and uncertainties that may cause the events we discuss not to occur or to differ significantly from what we expect. More information about factors that could affect Morningstar’s business and financial results are in our filings with the SEC, including our most recent reports on Forms 8-K, 10-K and 10-Q. Morningstar undertakes no obligation to publicly update any forward-looking statements as a result of new information, future events, or otherwise, except as required by law. In addition, this letter references non-GAAP financial measures including, but not limited to, organic revenue, adjusted operating income and adjusted operating margin. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies. A discussion of our second quarter results, including a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures described in this letter, is provided in our earnings release for the three months ended June 30, 2024, which has been furnished to the SEC and is available on our website.